EXHIBIT 32.1

SP Holding Corporation

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of SP Holding Corporation (SPEEDCOM) on Form 10-QSB for the period ending September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Mark Schaftlein, Chief Financial Officer of SP Holding Corporation, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of SP Holding Corporation.

/s/ Mark Schaftlein
Mark Schaftlein
Chief Financial Officer and acting Chief Executive Officer
November 14, 2005